EXHIBIT 32

                                  CERTIFICATION
                         PURSUANT TO 18 U.S.C. Sec.1350

     In connection with the report on Form 10-Q of New York Health Care, Inc. for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  August  14,  2003                            /s/  Jerry  Braun
                                                     -----------------
                                                     Jerry Braun, President and
                                                     Chief Executive Officer

Dated:  August  14,  2003                            /s/Jacob Rosenberg
                                                     ------------------
                                                     Jacob Rosenberg,  Vice
                                                     President,  Chief Operating
                                                     Officer, Chief Accounting
                                                     Officer, and  Secretary


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